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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 12, 2003
                                                         ---------------


                           REGENCY CENTERS CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


           Florida                       001-12298               59-3191743
           -------                       ---------               ----------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


         121 West Forsyth Street, Suite 200                        32202
                                                                   -----
               Jacksonville, Florida
      (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number including area code: (904)-598-7000
                                                           --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
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C.   Exhibits:
     --------

         The exhibits listed below relate to the Registration Statement No. 333-37911 on Form S-3 of Regency Centers Corporation (except as noted) and are filed herewith for incorporation by reference in such Registration Statement.

         1.1 Underwriting Agreement dated March 27, 2003 among Regency Centers Corporation and Morgan Stanley & Co., Incorporated*

         1.2 Pricing Agreement dated March 27, 2003 among Regency Centers Corporation and Morgan Stanley & Co., Incorporated*

         1.3 Underwriting Agreement dated as of June 18, 2003 among Regency Centers Corporation, Security Capital Group Incorporated, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (Registration Statement No. 333-105408)**

         1.4 Underwriting Agreement dated as of June 18, 2003, among Citigroup Global Markets Holdings Inc., Regency Centers Corporation, Security Capital Group Incorporated, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (Registration Statement No. 333-105408)**

         1.5 Underwriting Agreement dated as of August 12, 2003 among Regency Centers Corporation, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

         3.1 Amendment to the Company's Articles of Incorporation Designating the Preferences, Rights and Limitations of 300,000 shares of 7.45% Series 3 Cumulative Redeemable Preferred Stock*

         3.2      Restated Articles of Incorporation of the Company*

         4.4 Deposit Agreement dated April 3, 2003 among Regency Centers Corporation and Wachovia Bank, National Association*

         4.5      Form of Depositary Receipt*

         5.1 Opinion of Foley & Lardner as to the legality of the securities to be issued*

         5.2 Opinion of Foley & Lardner as to the legality of the securities to be sold

         8.1 Opinion of Foley & Lardner as to the tax aspects of the offering*

         8.2 Opinion of Foley & Lardner as to the tax aspects of the offering

         12.1 Statement regarding computation of earnings to fixed charges ratio*



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

         23.1 Consent of Foley & Lardner (included in Opinions filed as Exhibits 5.1 and 8.1)*

         23.2 Consent of Foley & Lardner (included in Opinions filed as Exhibits 5.2 and 8.2)

* Incorporated by reference to the Company's current report on Form 8-K dated April 4, 2003.

** Incorporated by reference to the Company's current report on Form 8-K dated June 18, 2003.










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



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       REGENCY CENTERS CORPORATION
                                       (registrant)


August 15, 2003                        By:     /s/ J. Christian Leavitt
                                          --------------------------------------
                                            J. Christian Leavitt, Senior Vice
                                              President, Finance and Principal
                                              Accounting Officer












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